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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of earliest event reported:  January 6, 1995


                                K N ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



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

     Kansas                  1-6446                48-0290000
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
(State or other            (Commission           (IRS Employer
jurisdiction of            File Number)        Identification No.)
incorporation)
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       370 Van Gordon Street, P.O. Box 281304, Lakewood, CO  80228-8304
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             (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, include area code:  (303) 989-1740





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Item 5:  Other Events

         On January 6, 1995 an affiliate of K N Energy, Inc. announced it's proposed acquisition of certain gas gathering and gas storage assets located in Texas from affiliates of Meridian Oil, Inc., and reference is hereby made to the press release dated January 11, 1995, which is filed herewith as an exhibit and incorporated herein by this reference.

Item 7:  Financial Statements, Pro-Forma Financial Information and Exhibits

         (a)      Financial Statements - None

         (b)      Pro-Forma Financial Statements - None

         (c)      Exhibits

                  99.1     Press release dated January 11, 1995





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         K N ENERGY, INC.



                                         By: /s/ William S. Garner, Jr.
                                             William S. Garner, Jr.
                                             Vice President, General Counsel
                                             and Secretary


Date:    January 11, 1995





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                                 EXHIBIT INDEX

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    Exhibit
    Number                         Exhibit Description
   --------                        -------------------
    99.1                  Press release dated January 11, 1995.

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